PERSPECTIVE ADVISORY II (04/26) Page 1 of 19 NV550 04/26NVDA 550 APPLICATION FOR AN INDIVIDUAL VARIABLE AND FIXED ANNUITY (VA790NY) Linking/BIN/Brokerage Acct. Number (if applicable) Jackson of NY pre-assigned Contract Number (if applicable) Home Office: Purchase, NY 10577 www.jackson.comJackson National Life Insurance Company of New York ("Jackson of NY ", " the Company" ) Primary Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Phone Number (include area code) Individual/Joint Corporation/Pension PlanCustodian Government Entity Tax ID Numberor Trust Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Mailing Address City State ZIP Residential Address Line 2 Mailing Address Line 1 Mailing Address Line 2 Date of Birth (mm/dd/yyyy) Email Address Country of Residence Sex Male FemaleResident Alien Yes No U.S. Citizen Yes No Product Selection Perspective Advisory II Elite Access Advisory II ELITE ACCESS ADVISORY II (04/26) APPLICATION FOR AN INDIVIDUAL VARIABLE ANNUITY (VA785NY) PLEASE PRINT CLEARLY Customer Care: 800-599-5651 Fax: 888-576-8383 Email: customercare@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 Type of Ownership:

Page 2 of 19 NV550 04/26NVDA 550 Joint Owner First Name Middle Name Last Name Relationship to Owner Social Security Number Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 First Name Middle Name Last Name Social Security Number Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Date of Birth (mm/dd/yyyy) Social Security Number Primary Annuitant Joint/Contingent Annuitant Phone Number (include area code) Date of Birth (mm/dd/yyyy) Email Address (print clearly)Date of Birth (mm/dd/yyyy) Joint Annuitant Not Applicable Country of Residence Sex Male Female Country of Residence Sex Male Female First Name Middle Name Last Name Relationship to Primary Annuitant Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Country of Residence Sex Male Female Contingent Annuitant Resident Alien Yes No U.S. Citizen Yes No Resident Alien Yes No U.S. Citizen Yes No Resident Alien Yes No U.S. Citizen Yes No Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner. Contingent Annuitant must be Annuitant's spouse. Applicable only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

Page 3 of 19 NV550 04/26NVDA 550 Beneficiary(ies) Primary % Percentage of Death Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Social Security/Tax ID Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Sex Male Female Primary % Percentage of Death Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Social Security/Tax ID Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Sex Male FemaleContingent Primary % Percentage of Death Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Social Security/Tax ID Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Sex Male FemaleContingent It is required for Good Order that the Percentage of Death Benefit be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use the Beneficiary Designation Supplement form (N3041) for additional beneficiaries.

Page 4 of 19 NV550 04/26NVDA 550 Tax Qualification Non-Tax Qualified Roth IRA Other: Simplified Employee Pension (SEP) Roth Conversion Individual Retirement Annuity (IRA) - Traditional Stretch IRA Non-Qualified Stretch 403(b) Tax Sheltered Annuity (TSA) 10-Year Qualified Deferral For Stretch or Deferral, please provide the deceased's information: Relationship to Current Owner/Applicant Date of Birth (mm/dd/yyyy) Date of Death (mm/dd/yyyy) Stretch Roth IRA First Name Middle Name Last Name 10-Year Roth Deferral Complete for original deceased contract Owner: Complete for original deceased contract beneficiary: Relationship to Current Owner/Applicant Date of Birth (mm/dd/yyyy) Date of Death (mm/dd/yyyy) First Name Middle Name Last Name Statement Regarding Replacement of Existing Policies or Annuity Contracts Do you intend to replace or change an existing life insurance policy No Yes Annuitization/Income Date Specify Income Date(mm/dd/yyyy) or annuity contract? The Variable Annuity Automatic Withdrawal Request form (NV4370) will be required for Required Minimum Distributions (RMDs) or if a Stretch or Deferral qualification is elected. Please complete all necessary forms as required by New York Regulation 60. Jackson of NY pre-assigned Contract number: It is required for Good Order that this entire section be completed. If replacing, please provide the Jackson of NY pre-assigned Contract number. If an Annuitization/Income Date is not specified, Jackson of NY will default to the Latest Income Date as shown in the Contract.

Page 5 of 19 NV550 04/26NVDA 550 Telephone/Electronic Transaction Authorization Premium Payment Check(s) ACH/Wire(s) $ $ Anticipated total amount from: $ $ Company Releasing Funds Account Number Full Partial Full Partial Maturity Date Transfer Type $ $ Anticipated Transfer Amount Please provide the following information if applicable: Jackson of NY to request funds IRC 1035 Exchange Direct Transfer Non-1035 Exchange Non-Direct RolloverDirect Rollover Non-Qualified Plans: All Other Plans: Internal Transfer(s)/Death Claim Proceeds External Transfer(s) In-house funding - Select one: Year: $ Year: $ Financial Professional or Owner to request funds Payment included Internal Transfer Death Claim Proceeds If no election is made, Jackson of NY will default to " No." By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep), or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson of NY's administrative procedures. Do you consent to Telephone/Electronic Transaction Authorization? Yes No I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us) (Owner(s)/Applicant(s)). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Transaction Authorization form (NV3982). Select payment method. Must select at least one: For IRA - Traditional or Roth IRA Tax Qualifications, please indicate tax contribution year(s) and amount(s). If the year(s) is (are) not indicated, Jackson of NY will default to the current tax year. External Transfers: The Request for Transfer or Exchange of Assets form (N3783) must be submitted if Jackson of NY is to request the release of funds. For more than two account transfers, please provide account information on the Letter of Instruction form (N4250) and submit with application.

Page 6 of 19 NV550 04/26NVDA 550 Systematic Investment (periodic premium reallocation programs) Premium Allocation Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5675). Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 16. PERSPECTIVE ADVISORY II PREMIUM ALLOCATION SECTION JNL Aggressive Growth Allocation (578) JNL Conservative Allocation (581) JNL Growth Allocation (577) JNL Growth ETF Allocation (585) JNL Moderate Allocation (582) JNL Moderate Growth ETF Allocation (584) JNL Moderate ETF Allocation (583) JNL Moderate Growth Allocation (576) JNL Multi-Manager Mid Cap (529) Small Cap Growth JNL Multi-Manager (450) JNL/American Funds Balanced (473) JNL/American Funds Bond Fund of America (714) JNL/American Funds Capital Income Builder (691) JNL/American Funds Growth Allocation (527) JNL/American Funds Growth-Income (506) JNL/American Funds Moderate Growth Allocation (526) JNL Multi-Manager Alternative (407) JNL Multi-Manager Emerging Markets Equity (432) JNL/American Funds Washington Mutual Investors (503) JNL/American Funds New World (508) JNL Multi-Manager Small Cap Value (495) JNL Multi-Manager Floating Rate Income (556) Moderate Allocation (740) JNL/American Funds International JNL/American Funds (507) JNL/American Funds Growth (587) JNL/American Funds Global Growth (586) JNL S&P 500 Index (553) JNL Multi-Manager Select Equity (732) JNL Multi-Manager Global Small Cap (505) JNL Multi-Manager International Equity (447) Tell Jackson of NY how you want your annuity Premiums invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENT- AGES. Total number of allocation selections may not exceed 99. Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section can participate in Automatic Rebalancing. Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. Automatic Rebalancing. I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established. Frequency: Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue. PREMIUM ALLOCATIONS CONTINUED ON PAGES 7 AND 8.

Premium Allocation (continued from page 6) NV550 04/26Page 7 of 19NVDA 550 PERSPECTIVE ADVISORY II PREMIUM ALLOCATION SECTION (Continued) JNL/Invesco Small Cap Growth (482) JNL/JPMorgan Hedged Equity (694) JNL/JPMorgan MidCap Growth (435) JNL/Mellon Industrials Sector (548) JNL/Mellon Information Technology (485)Sector JNL/Mellon International Index (463) JNL/Mellon Materials Sector (549) JNL/JPMorgan Managed Aggressive Growth (575) (486) (487) (488)Energy Sector JNL/Mellon JNL/Mellon Financial Sector JNL/Mellon Healthcare Sector JNL/Mellon Emerging Markets Index (519) Dow Index JNL/Mellon (579) Sector Consumer Staples JNL/Mellon (547) JNL/JPMorgan U.S. Value (497) JNL/Loomis Sayles Global Growth (695) JNL/Lord Abbett Short Duration Income (710) JNL/Mellon Nasdaq 100 Index (426) JNL/Mellon Real Estate Sector (551) JNL/Mellon S&P 400 MidCap Index (458) JNL/JPMorgan Managed Conservative (571) JNL/JPMorgan Managed Growth (574) JNL/JPMorgan Managed Moderate (572) JNL/JPMorgan Managed Moderate Growth (573) JNL/JPMorgan Nasdaq Hedged (741)Equity JNL/Mellon Small Cap Index (462) JNL/Mellon U.S. Stock Market Index (563) JNL/DFA Core Equity (706) JNL/DFA U.S. Core Equity (449) JNL/DFA U.S. Small Cap (588) JNL/DoubleLine Core Fixed Income (461) JNL/Franklin Templeton Income (430) JNL/DoubleLine Total Return (589) JNL/DoubleLine CAPE (537) JNL/DoubleLine Fixed Income (536) International Emerging Markets Shiller Enhanced JNL/Dreyfus Government Money Market (441) JNL/BlackRock Global Allocation (509) JNL/BlackRock Select Growth (436) JNL/Causeway Value Select (460) Large Cap JNL/JPMorgan U.S. Government & Quality Bond (443) JNL/Goldman Sachs 4 (677) JNL/GQG Emerging Markets (539)Equity JNL/Mellon Consumer Discretionary Sector (489) JNL/Mellon Bond Index (466) JNL/Mellon Communication Services Sector (490) JNL/Fidelity Institutional AM (532) & JPMorgan Large Cap Growth JNL/Fidelity Institutional AM Total Bond (444) International Total number of allocation selections may not exceed 99. Tell Jackson of NY how you want your annuity Premiums invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENT- AGES. PREMIUM ALLOCATIONS CONTINUED ON PAGE 8.

Premium Allocation (continued from pages 6 and 7) Page 8 of 19 NV550 04/26NVDA 550 PERSPECTIVE ADVISORY II PREMIUM ALLOCATION SECTION (Continued) % Fixed Account Option 5-Year (NOT AVAILABLE) 7-Year (NOT AVAILABLE) 1-Year 3-Year (NOT AVAILABLE) (041) JNL/PPM America Total Return (557) JNL/RAFI Fundamental U.S. (707) JNL/T. Rowe Price Growth Stock (445) JNL/T. Rowe Price Mid-Cap Growth (446) JNL/T. Rowe Price Short-Term Bond (431) JNL/T. Rowe Price Value (472) JNL/Vanguard Growth ETF Allocation (568) JNL/Vanguard Moderate Growth ETF Allocation (567) JNL/WCM Focused International (676) JNL/Westchester Capital Event Driven (569) JNL/WMC Balanced (438) JNL/WMC Value (476) Income JNL/PIMCO (555) JNL/PIMCO Investment Grade (596)Credit Bond JNL/PIMCO Real Return (433) JNL/PPM America High Yield Bond (491) Small Cap JNL/Vanguard Moderate ETF Allocation (566) JNL/Mellon Utilities Sector JNL/MFS Mid Cap Value JNL/Morningstar Wide Moat Index JNL/Neuberger Berman Strategic Income (554) (496) (696) (522) JNL/T. Rowe Price Capital Appreciation (598) Equity JNL/Mellon World Index (580) JNL/WMC Equity Income (559) JNL/Newton Equity Income (599) JNL/Morningstar U.S. Sustainability (544)Index JNL/Morningstar SMID Moat Focus Index (735) JNL/PPM America Investment Grade (736)Credit JNL/T. Rowe Price Capital Appreciation (742)Equity (708)U.S. Equity Multi-Factor JNL/RAFI JNL/MFS Equity Income (541) JNL/PPM America Emerging Markets (744)Debt Tell Jackson of NY how you want your annuity Premiums invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENT- AGES. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers into and from the Fixed Account Option; to close the Fixed Account Option; and to require transfers from the Fixed Account Option. Accordingly, you should consider whether investment in the Fixed Account Option is suitable given your investment objectives.

Page 9 of 19 NV550 04/26NVDA 550 Systematic Investment (periodic premium reallocation programs) Premium Allocation Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5485). Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 16. ELITE ACCESS ADVISORY II PREMIUM ALLOCATION SECTION JNL Aggressive Growth Allocation (072) JNL Conservative Allocation (380) JNL Growth Allocation (071) JNL Growth ETF Allocation (391) JNL Moderate Allocation (381) JNL Moderate Growth ETF Allocation (390) JNL Moderate ETF Allocation (389) JNL Moderate Growth Allocation (070) JNL Multi-Manager Mid Cap (663) Small Cap Growth JNL Multi-Manager (116) JNL/American Funds Balanced (150) JNL/American Funds Bond Fund of America (711) JNL/American Funds Capital Income Builder (685) JNL/American Funds Growth Allocation (358) JNL/American Funds Growth-Income (342) JNL/American Funds Moderate Growth Allocation (357) JNL Multi-Manager Alternative (655) JNL Multi-Manager Emerging Markets Equity (077) JNL/American Funds Washington Mutual Investors (339) JNL/American Funds New World (344) JNL Multi-Manager Small Cap Value (208) JNL Multi-Manager Floating Rate Income (346) JNL Multi-Manager Select Equity (731) Moderate Allocation (737) JNL/American Funds International JNL/American Funds (343) JNL/American Funds Growth (395) JNL Multi-Manager International Small Cap (686) JNL/American Funds Global Growth (638) JNL Multi-Manager International Equity (113) JNL Multi-Manager Global Small Cap (341) Tell Jackson of NY how you want your annuity Premiums invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENT- AGES. Total number of allocation selections may not exceed 99 (98 if electing Principal Guard on page 14). Only the Investment Division(s) as selected in the Premium Allocation section can participate in Automatic Rebalancing. Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. Automatic Rebalancing. I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established. Frequency: Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue. PREMIUM ALLOCATIONS CONTINUED ON PAGES 10 AND 11.

Premium Allocation (continued from page 9) NV550 04/26Page 10 of 19NVDA 550 ELITE ACCESS ADVISORY II PREMIUM ALLOCATION SECTION (Continued) JNL/DFA Core Equity (701) JNL/DFA U.S. Core Equity (115) JNL/DFA U.S. Small Cap (612) JNL/DoubleLine Core Fixed Income (127) JNL/Invesco Small Cap Growth (195) JNL/JPMorgan Hedged Equity (688) JNL/JPMorgan MidCap Growth (101) JNL/JPMorgan U.S. Government & Quality Bond (109) JNL/Franklin Templeton Income (075) JNL/First Sentier Global Infrastructure (347) JNL/DoubleLine Total Return (636) JNL/DoubleLine CAPE (659) JNL/DoubleLine Fixed Income (661) International Emerging Markets Shiller Enhanced JNL/Mellon Industrials Sector (369) JNL/Mellon Information Technology (187)Sector JNL/Mellon International Index (129) JNL/Mellon Materials Sector (370) JNL/JPMorgan Managed Aggressive Growth (119) (188) (189) (190)Energy Sector JNL/Mellon JNL/Mellon Financial Sector JNL/Mellon Healthcare Sector JNL/Mellon Emerging Markets Index (349) Dow Index JNL/Mellon (145) Sector Consumer Staples JNL/Mellon (368) JNL/JPMorgan U.S. Value (064) JNL/Mellon Consumer Discretionary Sector (185) JNL/Loomis Sayles Global Growth (689) JNL/Lord Abbett Short Duration Income (709) JNL/Mellon Bond Index (133) JNL/Mellon Nasdaq 100 Index (222) JNL/Mellon Real Estate Sector (371) JNL/Mellon S&P 400 MidCap Index (124) JNL/JPMorgan Managed Conservative (227) JNL/JPMorgan Managed Growth (118) JNL/JPMorgan Managed Moderate (226) JNL/JPMorgan Managed Moderate Growth (117) JNL/Mellon Communication Services Sector (191) JNL/Cohen & Steers U.S. Realty (687) JNL/Dreyfus Government Money Market (107) JNL/JPMorgan Nasdaq Hedged (738)Equity JNL/BlackRock Global Allocation (345) JNL/BlackRock Global Natural (066) JNL/BlackRock Select Growth (102) JNL/Causeway Value Select (126) Resources Large Cap JNL/Mellon S&P 500 Index JNL/Mellon Small Cap Index (123) (128) JNL/Mellon U.S. Stock Market Index (668) JNL/Goldman Sachs 4 (292) JNL/GQG Emerging Markets (675)Equity JNL/Fidelity Institutional AM & JPMorgan (364)Large Cap Growth JNL/Fidelity Institutional AM Total Bond (110) International Total number of allocation selections may not exceed 99 (98 if electing Principal Guard on page 14). Tell Jackson of NY how you want your annuity Premiums invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENT- AGES. PREMIUM ALLOCATIONS CONTINUED ON PAGE 11.

Premium Allocation (continued from pages 9 and 10) Page 11 of 19 NV550 04/26NVDA 550 ELITE ACCESS ADVISORY II PREMIUM ALLOCATION SECTION (Continued) JNL/PPM America Total Return (662) JNL/RAFI Fundamental U.S. (702) JNL/T. Rowe Price Growth Stock (111) JNL/T. Rowe Price Mid-Cap Growth (112) JNL/T. Rowe Price Short-Term Bond (076) JNL/T. Rowe Price Value (149) JNL/Vanguard Growth ETF Allocation (674) JNL/Vanguard Moderate Growth ETF Allocation (673) JNL/WCM Focused International (640) JNL/Westchester Capital Event Driven (658) JNL/WMC Balanced (104) JNL/WMC Value (179) Income JNL/PIMCO (372) JNL/PIMCO Investment Grade (604)Credit Bond JNL/PIMCO Real Return (078) JNL/PPM America High Yield Bond (136) Small Cap JNL/Vanguard Moderate ETF Allocation (672) JNL/Mellon Utilities Sector JNL/MFS Mid Cap Value JNL/Morningstar Wide Moat Index JNL/Neuberger Berman Strategic Income (635) (207) (690) (361) JNL/T. Rowe Price Capital Appreciation (637) Equity JNL/Mellon World Index (183) JNL/WMC Equity Income (374) JNL/Newton Equity Income (606) JNL/Morningstar U.S. Sustainability (667)Index JNL/Morningstar SMID Moat Focus Index (733) JNL/Neuberger Berman Commodity Strategy (643) JNL/Neuberger Berman Gold Plus Strategy (726) JNL/PPM America Investment Grade (734)Credit JNL/T. Rowe Price Capital Appreciation (739)Equity (703)U.S. Equity Multi-Factor JNL/RAFI JNL/MFS Equity Income (365) JNL/PPM America Emerging Markets (743)Debt Tell Jackson of NY how you want your annuity Premiums invested. TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENT- AGES. Total number of allocation selections may not exceed 99 (98 if electing Principal Guard on page 14).

Page 12 of 19 NV550 04/26NVDA 550 Add-On Guaranteed Minimum Withdrawal Benefits Add-On Benefits are continued on page 13. Flex: For Life GMWB with Bonus, Step-Up, and Earnings-Sensitive Withdrawal Amount MarketGuard Stretch : GMWB (Ages 0-80) 6 Original Owner's Date of Death (mm/dd/yyyy) AutoGuard : GMWB with Step-Up (Ages 0-80) For Life GMWB with Bonus and Step-Up (Ages 35-80) 5 Flex DB NY: For Life GMWB with Bonus, Step-Up, and Highest Anniversary Value Death Benefit Value Core Flex Net: CoreValue Guaranteed Minimum Withdrawal Benefits - Single Lifetime Coverage Options: Value Core Flex Joint: For Life GMWB with Bonus, Step-Up, and Earnings-Sensitive Withdrawal Amount For Life GMWB with Bonus and Step-Up (Ages 35-80) Value Core Flex Net Joint: CoreValue Guaranteed Minimum Withdrawal Benefits - Joint Lifetime Coverage Options: 1 1,2,3,4 Plus Plus (Ages 35-80) (Ages 35-75) (Ages 35-80) PERSPECTIVE ADVISORY II ADD-ON BENEFIT SECTION Add-On Benefits: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches, 10-Year Qualified Deferrals or 10-Year Roth Deferrals. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Add-On Death Benefit on page 13. May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 13. If electing a Guaranteed Minimum Withdrawal Benefit, please read the disclosures in the Notice to Applicant section on page 16. May select only one For Life GMWB or GMWB. Once selected cannot be changed.

Add-On Death Benefits NVDA 550 Page 13 of 19 NV550 04/26 Return of Premium Guaranteed Minimum Death Benefit (Ages 0-80) Once selected cannot be changed. Highest Anniversary Value Guaranteed Minimum Death Benefit (Ages 0-79) 1 2,3 PERSPECTIVE ADVISORY II ADD-ON BENEFIT SECTION (Continued) Add-On Benefits: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. If no Add-On Death Benefit is selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details. May not be selected in combination with Flex DB NY or MarketGuard Stretch on page 12. May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches or in combination with Flex DB NY or MarketGuard Stretch on page 12. May not be selected on 10-Year Qualified Deferrals or 10-Year Roth Deferrals.

NVDA 550 Page 14 of 19 NV550 04/26 Return of Premium Guaranteed Minimum Death Benefit (Ages 0-80) Add-On Guaranteed Minimum Accumulation Benefit Principal Guard (Ages 0-85)1,2 7-Year Guarantee Term 10-Year Guarantee Term Add-On Death Benefit Once selected cannot be changed. ELITE ACCESS ADVISORY II ADD-ON BENEFIT SECTION Once selected cannot be changed. Add-On Benefits: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. If no Add-On Death Benefit is selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details. May only select one Guarantee Term. Guarantee Terms are subject to availability. May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches, 10-Year Qualified Deferrals or 10-Year Roth Deferrals. Premium payments will not be accepted after 90 days of the Issue Date. Premium equaling the required allocation percentage will be automatically allocated to the GMAB Fixed Account. The required allocation percentage can be obtained from the Company. If electing a Guaranteed Minimum Accumulation Benefit, please read the disclosures in the Notice to Applicant section on page 16.

Page 15 of 19 NV550 04/26NVDA 550 Electronic Delivery Authorization Do you consent to electronic delivery of documents? Yes No Statements and transaction confirmations Other Contract-related correspondence ALL DOCUMENTS Contract and prospectus Disclosure documents My email address is:Please provide one email address and print clearly. If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated. Registration at jackson.com is required for electronic delivery of documents. If no election is made, Jackson of NY will default to " No." Check the box(es) next to the type of documents you wish to receive electronically. If electronic delivery is authorized but no document type is selected, the selection will default to "All Documents." Jackson of NY offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. Please read this carefully and in its entirety. If you consent, Jackson of NY will provide documents related to your Contract by e-delivery. Jackson of NY will provide documents via e-delivery if it is consistent with the applicable state and federal law, delivery preferences are updated, and the Contract is still active. You may request your delivery preferences to be changed at any time. For security purposes, your online access is subject to monitoring. If you fail to access your jackson.com account for an extended period of time or if we detect suspicious activity on your account, you may be required to reset your access credentials and/or reidentify yourself. Jackson of NY will notify you if this is required and provide instructions on how to complete that process. Jackson of NY will continue to generate documents electronically into your Filing Cabinet so that they may be accessed once you have reauthenticated. Any document that Jackson of NY sends by e-delivery which complies with applicable law, will have the same force and effect as if that document were sent in a paper form. This consent covers all electronic documents and communications for any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, tailored shareholder reports, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents as required by law. This consent applies only to document types available via e-delivery at the time consent is given. Jackson of NY will notify you and provide an additional consent option if additional document types become available via e-delivery. Please note election for electronic tax documents must be completed once you log onto your account on jackson.com. The Company will notify you of the availability of your document(s) by email. Jackson of NY will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. After registration, you may access your Filing Cabinet to view your document(s). Documents will be available in your Filing Cabinet as long as you have a jackson.com account. To successfully receive documents via e-delivery, internet access, an active email account, and Adobe Acrobat Reader are required. Also, pop-up blockers must be turned off. Please note some internet browsers may not function well within jackson.com. If a browser error occurs, use a different internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free at www.adobe.com. Paper copies of documents may be requested by calling the Customer Care Center number below for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Customer Care Center at 866-349-4564. I will notify the Company of any new email address. If you consent to the terms outlined above for electronic transmissions, check the box above. *Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission.

Page 16 of 19 NV550 04/26NVDA 550 Notice to Applicant Please note the following applies to all Guaranteed Minimum Withdrawal Benefits elected on page 12. A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for Owners whose primary objective is to take maximum advantage of the tax deferral available to them under an annuity Contract. These add-on benefits may also have limited usefulness in connection with tax-qualified contracts in relation to Required Minimum Distributions (RMDs) imposed by the IRS. Some withdrawals necessary to satisfy RMDs may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of RMDs. Please consult a tax advisor. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMWB, including how additional Premium payments increase your Guaranteed Withdrawal Balance (GWB), as each GMWB works differently. Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and GWB. You may not be able to change the Owner, Joint Owner, Annuitants, or primary spousal Beneficiary, depending on which GMWB you have selected. Jackson of NY reserves the right to increase the GMWB charge in the future. Please refer to the current prospectus for complete information regarding future GMWB charge increases. This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Please note the following applies to the Guaranteed Minimum Accumulation Benefit (GMAB) elected on page 14. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment, subject to the GMAB Allocation Requirement, unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMAB, including how additional Premium payments impact your GMAB Fixed Account Option Value and Guaranteed Amount. Withdrawals will result in a reduction of your Guaranteed Amount. For entity owned contracts, the Annuitants may not be changed. Jackson of NY reserves the right to increase the GMAB charge in the future. Please refer to the current prospectus for complete information regarding future GMAB charge increases.

Applicant Acknowledgments Page 17 of 19 NV550 04/26NVDA 550 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) acknowledge that all statements made by, or under the authority of the applicant, for the issuance of the Contract, are deemed representations and not warranties. 3. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 4. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 5. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment performance of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 6. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. Applicable to Perspective Advisory II only - I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. Applicable to Perspective Advisory II only - I (We) understand and acknowledge that amounts payable under the Contract may be subject to a Withdrawal Charge and/or a Market Value Adjustment(s), if applicable, which may cause the values to decrease if withdrawn or transferred prior to a specified date or dates as stated in the Contract. 10. I (We) understand that Jackson of NY offers other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) Financial Professional. 11. Applicable to Perspective Advisory II only - I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. 12. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson of NY to accept any electronic signature(s) that I (we) may make to this application.

Page 18 of 19 NV550 04/26NVDA 550 U.S. Tax Certifications Check this box if the IRS has notified you that you are subject to backup withholding. Owner's Signature Date Signed (mm/dd/yyyy) State Where Signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Applicant Signatures State Where Signed It is required for Good Order that all applicable parties to the Contract sign here. Required replacement form(s) must be signed on or before the application signature date. Not FDIC/NCUA Insured Not bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency Under penalties of perjury, I certify that: 1. My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number, 2. I am not subject to backup withholding (or if I am, I have checked the box below), 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and 4. I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding. NOTE: Perspective Advisory II and Elite Access Advisory II are both offered in the Registered Security Dealers/Broker (Fee-based Products) channel, but may not be available at all selling firms. If you are interested in a product not offered by your selling firm, please contact our Customer Care Center at 800-599-5651 or customercare@ jackson.com for a list of firms selling each product.

Financial Professional Acknowledgments and Signature Page 19 of 19 NV550 04/26NVDA 550 Financial Professional # 1 Signature Date Signed (mm/dd/yyyy) First Name Middle Name Last Name Email Address (print clearly) Business Phone Number (incl.area code) Assigned ID Financial Professional # 2 Name Financial Professional # 3 Name Jackson of NY Assigned ID Jackson of NY Assigned ID Extension Financial Professional # 4 Name Jackson of NY Assigned ID Financial Institution Jackson of NY By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have reviewed all of the applicant's information, and I believe that my recommendation to purchase this annuity is in line with the applicant's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said applicant. I also attest that I have provided the applicant with all pertinent information about the product, including disclosure of the risks involved, allowing the applicant to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson of NY product training, I believe this transaction is suitable and in the best interest of the applicant given the applicant's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced or changed is true and accurate to the best of my knowledge and belief. 4. I have obtained prior approval from the soliciting broker-dealer to submit this application to Jackson of NY. All Financial Professional certifications, licenses and trainings must be completed prior to application execution. If more than one Financial Professional is participating on this case, all Financial Professional names and Jackson of NY Assigned IDs for each must be listed below.